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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated November 21, 1997 appearing on page F-2 relating to the financial statements of Eagle USA Airfreight, Inc. which appear in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

PRICE WATTERHOUSE LLP

Houston, Texas
January 9, 1998